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CUSIP NO. 03833410                   13G                     PAGE 18 OF 23 PAGES
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                                                             Exhibit 1

                                    AGREEMENT

      Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Apropos Technology, Inc.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: February 11, 2005      ARCH VENTURE FUND II, L.P.

                              By:  ARCH Management Partners II, L.P.
                                   its General Partner

                                   By: ARCH Venture Partners, L.P.
                                       its General Partner

                                       By: ARCH Venture Corporation
                                           its General Partner

                                            By:                *
                                                -------------------------------
                                                Steven Lazarus
                                                Managing Director

                              ARCH II PARALLEL FUND, L.P.

                              By: ARCH Management Partners II, L.P.
                                  its General Partner

                                  By: ARCH Venture Partners, L.P.
                                      its General Partner

                                      By: ARCH Venture Corporation
                                          its General Partner

                                            By:                *
                                                -------------------------------
                                                Steven Lazarus
                                                Managing Director

                              Page 18 of 23 Pages

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CUSIP NO. 03833410                   13G                     PAGE 19 OF 23 PAGES
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                              ARCH MANAGEMENT PARTNERS II, L.P.

                              By:  ARCH Venture Partners, L.P.
                                   its General Partner

                                   By: ARCH Venture Corporation
                                       its General Partner

                                       By:                  *
                                           ------------------------------------
                                           Steven Lazarus
                                           Managing Director

                              ARCH VENTURE PARTNERS, L.P.

                              By:  ARCH Venture Corporation
                                   its General Partner

                                   By:                    *
                                       ----------------------------------------
                                       Steven Lazarus
                                       Managing Director

                              ARCH VENTURE CORPORATION

                              By:                       *
                                  ---------------------------------------------
                                  Steven Lazarus
                                  Managing Director

                              ARCH VENTURE FUND III, L.P.

                              By: ARCH Venture Partners, L.L.C.
                                  its General Partner

                                   By:                    *
                                       ----------------------------------------
                                       Steven Lazarus
                                       Managing Director

                              ARCH VENTURE PARTNERS, L.L.C.

                                   By:                    *
                                       ----------------------------------------
                                       Steven Lazarus
                                       Managing Director

                              Page 19 of 23 Pages

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CUSIP NO. 03833410                   13G                     PAGE 20 OF 23 PAGES
-------------------                                          -------------------

                                         *
                              -------------------------------------------------
                                   Steven Lazarus

                                         *
                              -------------------------------------------------
                                   Keith Crandell

                                         *
                              -------------------------------------------------
                                   Robert Nelsen

                                         *
                              -------------------------------------------------
                                   Clinton Bybee

                                         * By:  /s/ Mark McDonnell
                                                --------------------------------
                                                Mark McDonnell
                                                as Attorney-in-Fact

This Agreement was executed by Mark McDonnell pursuant to Powers of Attorney attached hereto as Exhibit 2 and incorporated herein by reference.

                              Page 20 of 23 Pages